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             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report  May 17, 1995
              (Date of earliest event reported)


               THE CHASE MANHATTAN CORPORATION

   (Exact name of registrant as specified in its charter)

     Delaware             1-5945             13-2633613

    (State or other      (Commission File   (IRS Employer
   jurisdiction of         Number)          Identification No.)
   incorporation)


             1 Chase Manhattan Plaza,      10081
              New York, New York          (Zip Code)
             (Address of principal executive offices)


                       (212) 552-2222

    (Registrant's telephone number, including area code)

  Not Applicable(Former name or former address, if changed
                     since last report)

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Item 5.   Other Events

     On May 17, 1995, The Chase Manhattan Corporation (the "Company") adopted amendments to its By-Laws. The amendments to the By-Laws, among other things, eliminate the right of stockholders of 25% of the Company's Common Stock to call special meetings, alter the time frame in which stockholders must provide written notice to nominate a person for election as a director, create a requirement that stockholders who desire to propose items of business at a meeting of stockholders provide advance written notice to the Company and vest the presiding officer at a meeting of stockholders with power to adjourn the meeting.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     (c)  Exhibits


3(ii) By-Laws of the registrant, as amended May 17,1995, together with the form of amendment to the By-Laws.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE CHASE MANHATTAN CORPORATION
                                 (Registrant)

                                By:  /s/ Ronald C. Mayer
                                 -----------------------
                                 Ronald C. Mayer
                                 Secretary


May 17, 1995




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                        EXHIBIT INDEX

Exhibit    Document

3(ii) By-Laws of the registrant, as amended May 17,1995, together with the form of amendment to the By-Laws.










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